UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2016

Semiannual Report
to Shareholders

Deutsche Core Fixed Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

9 Portfolio Management Team

9 Portfolio Summary

12 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

31 Statement of Changes in Net Assets

32 Financial Highlights

37 Notes to Financial Statements

52 Information About Your Fund's Expenses

54 Advisory Agreement Board Considerations and Fee Evaluation

59 Account Management Resources

61 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	3.17%	1.86%	3.69%	2.83%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.48%	–2.72%	2.74%	2.35%
Barclays U.S. Aggregate Bond Index†	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		0.79%	3.84%	2.72%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–3.74%	2.89%	2.25%
Barclays U.S. Aggregate Bond Index†		1.96%	3.78%	4.90%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	2.68%	1.10%	2.92%	2.06%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.68%	1.10%	2.92%	2.06%
Barclays U.S. Aggregate Bond Index†	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		0.03%	3.07%	1.95%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		0.03%	3.07%	1.95%
Barclays U.S. Aggregate Bond Index†		1.96%	3.78%	4.90%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	2.92%	1.50%	3.43%	2.58%
Barclays U.S. Aggregate Bond Index†	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		0.54%	3.60%	2.48%
Barclays U.S. Aggregate Bond Index†		1.96%	3.78%	4.90%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	3.14%	1.91%	3.85%	3.01%
Barclays U.S. Aggregate Bond Index†	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		0.94%	4.02%	2.91%
Barclays U.S. Aggregate Bond Index†		1.96%	3.78%	4.90%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	3.30%	2.12%	3.96%	3.09%
Barclays U.S. Aggregate Bond Index†	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		1.05%	4.11%	2.98%
Barclays U.S. Aggregate Bond Index†		1.96%	3.78%	4.90%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.07%, 1.80%, 1.48%, 0.81% and 0.75% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Core Fixed Income Fund — Class A ■ Barclays U.S. Aggregate Bond Index†

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
4/30/16	$ 9.99	$ 9.99	$ 10.04	$ 9.98	$ 9.99
10/31/15	$ 9.85	$ 9.85	$ 9.90	$ 9.84	$ 9.85
Distribution Information as of 4/30/16
Income Dividends, Six Months	$ .11	$ .07	$ .10	$ .12	$ .12
April Income Dividend	$ .0156	$ .0098	$ .0137	$ .0168	$ .0176
SEC 30-day Yield††	2.34%	1.71%	2.21%	2.60%	2.70%
Current Annualized Distribution Rate††	1.87%	1.18%	1.64%	2.02%	2.11%

†† The SEC yield is net investment income per share earned over the month ended April 30, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.16%, 1.56%, 1.90%, 2.56% and 2.58% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.69%, 1.03%, 1.33%, 1.98% and 1.99% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

— Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

— BA and MA in Economics, State University of New York at Albany.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2016 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 32.2%
Consumer Discretionary 2.5%
21st Century Fox America, Inc., 4.95%, 10/15/2045 (a)	75,000	83,181
CCO Safari II LLC:
144A, 3.579%, 7/23/2020	250,000	259,516
144A, 4.908%, 7/23/2025	150,000	161,707
144A, 6.484%, 10/23/2045	200,000	236,274
CVS Health Corp., 5.125%, 7/20/2045	325,000	379,811
Discovery Communications LLC, 4.875%, 4/1/2043	165,000	147,995
General Motors Co.:
6.6%, 4/1/2036	195,000	228,175
6.75%, 4/1/2046	200,000	241,355
General Motors Financial Co., Inc.:
3.2%, 7/13/2020	320,000	324,532
5.25%, 3/1/2026	360,000	394,925
Macy's Retail Holdings, Inc., 3.45%, 1/15/2021 (a)	600,000	617,012
Newell Brands, Inc.:
4.2%, 4/1/2026	195,000	206,016
5.5%, 4/1/2046 (a)	135,000	150,194
The Gap, Inc., 5.95%, 4/12/2021 (a)	790,000	842,495
Time Warner, Inc., 3.6%, 7/15/2025	800,000	835,663
		5,108,851
Consumer Staples 1.2%
Altria Group, Inc., 10.2%, 2/6/2039	261,000	476,932
Anheuser-Busch InBev Finance, Inc.:
3.65%, 2/1/2026	340,000	358,392
4.7%, 2/1/2036	265,000	289,813
4.9%, 2/1/2046	470,000	533,007
Kellogg Co., 3.25%, 4/1/2026 (a)	245,000	251,278
PepsiCo, Inc.:
2.85%, 2/24/2026	115,000	118,441
4.45%, 4/14/2046	165,000	184,160
Reynolds American, Inc., 5.85%, 8/15/2045	120,000	147,297
		2,359,320
Energy 4.9%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021	140,000	146,031
5.55%, 3/15/2026 (a)	315,000	337,640
6.6%, 3/15/2046	172,000	194,676
BP Capital Markets PLC, 3.119%, 5/4/2026 (b)	180,000	181,231
ConocoPhillips Co.:
4.2%, 3/15/2021	180,000	192,371
4.95%, 3/15/2026 (a)	255,000	281,872
5.95%, 3/15/2046	110,000	133,217
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039 (a)	250,000	193,523
Energy Transfer Partners LP, 4.65%, 6/1/2021	700,000	695,780
Ensco PLC:
4.7%, 3/15/2021	250,000	209,375
5.75%, 10/1/2044	190,000	126,825
Exxon Mobil Corp., 4.114%, 3/1/2046 (a)	280,000	298,302
Freeport-McMoran Oil & Gas LLC, 6.875%, 2/15/2023	520,000	468,000
Halliburton Co., 3.8%, 11/15/2025	299,000	308,366
Kinder Morgan Energy Partners LP, 6.375%, 3/1/2041	45,000	43,478
Kinder Morgan, Inc., 3.05%, 12/1/2019	275,000	273,453
Korea National Oil Corp., 144A, 2.125%, 4/14/2021	650,000	647,663
Noble Holding International Ltd., 5.0%, 3/16/2018	110,000	107,800
Petrobras Global Finance BV, 3.5%, 2/6/2017	1,000,000	990,150
Petroleos Mexicanos, 3.5%, 1/30/2023	550,000	510,813
Petronas Global Sukuk Ltd., 144A, 2.707%, 3/18/2020 (a)	750,000	755,015
Regency Energy Partners LP, 5.5%, 4/15/2023	375,000	354,487
Rowan Companies, Inc., 5.85%, 1/15/2044	260,000	177,450
Schlumberger Holdings Corp., 144A, 3.0%, 12/21/2020	515,000	529,610
Sunoco Logistics Partners Operations LP:
4.4%, 4/1/2021	375,000	385,444
5.3%, 4/1/2044	250,000	223,141
Transocean, Inc., 5.05%, 10/15/2022	750,000	517,500
Williams Partners LP, 3.6%, 3/15/2022	500,000	451,409
		9,734,622
Financials 16.3%
Abbey National Treasury Services PLC, 2.5%, 3/14/2019	495,000	502,751
AEGON Funding Co., LLC, 5.75%, 12/15/2020	375,000	432,761
AIA Group Ltd., 144A, 4.5%, 3/16/2046	300,000	305,268
Air Lease Corp., 3.375%, 6/1/2021	740,000	741,850
American International Group, Inc., 3.3%, 3/1/2021	305,000	314,435
American Tower Corp., (REIT), 3.3%, 2/15/2021	230,000	237,096
ANZ New Zealand International Ltd., 144A, 2.75%, 2/3/2021	385,000	390,109
Apollo Investment Corp., 5.25%, 3/3/2025	450,000	448,192
Ares Capital Corp., 3.875%, 1/15/2020 (a)	685,000	700,456
Banco Bilbao Vizcaya Argentaria SA, 3.0%, 10/20/2020	400,000	405,547
Bank of America Corp., 5.75%, 12/1/2017	1,000,000	1,062,111
Banque Federative du Credit Mutuel SA, 144A, 2.5%, 4/13/2021	515,000	518,285
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	415,000	428,042
BNP Paribas SA, 144A, 7.625%, 12/29/2049	390,000	398,775
BPCE SA, 2.65%, 2/3/2021	515,000	525,112
Capital One NA, 2.95%, 7/23/2021	530,000	537,713
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024	485,000	444,511
(REIT), 5.25%, 12/1/2023	250,000	240,631
Commonwealth Bank of Australia, 2.55%, 3/15/2021	350,000	356,752
Compass Bank, 1.85%, 9/29/2017	500,000	497,502
Credit Agricole SA, 144A, 2.375%, 7/1/2021	330,000	330,379
Credit Suisse Group Funding Guernsey Ltd., 144A, 4.55%, 4/17/2026	330,000	336,920
Crown Castle International Corp.:
(REIT), 3.4%, 2/15/2021	245,000	253,770
3.7%, 6/15/2026 (b)	140,000	142,152
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	325,000	324,849
FS Investment Corp., 4.75%, 5/15/2022	350,000	345,874
GE Capital International Funding Co., 144A, 4.418%, 11/15/2035	300,000	329,425
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019	610,000	622,683
Grain Spectrum Funding II LLC, 144A, 3.29%, 10/10/2019	169,070	164,421
Healthcare Trust of America Holdings LP, (REIT), 3.375%, 7/15/2021	500,000	501,486
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022	500,000	528,846
HSBC Holdings PLC:
4.3%, 3/8/2026	310,000	325,476
6.375%, 12/29/2049 (a)	610,000	589,199
Industrial & Commercial Bank of China Ltd., 3.231%, 11/13/2019	310,000	320,903
Intesa Sanpaolo SpA, 3.875%, 1/15/2019	700,000	725,126
Jefferies Group LLC:
5.125%, 4/13/2018	500,000	519,714
6.5%, 1/20/2043	125,000	116,677
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	125,000	122,714
Legg Mason, Inc., 5.625%, 1/15/2044	300,000	298,791
Lloyds Banking Group PLC, 4.65%, 3/24/2026	780,000	792,169
Loews Corp., 4.125%, 5/15/2043	250,000	241,652
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020	625,000	692,069
Manulife Financial Corp., 5.375%, 3/4/2046	385,000	411,233
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065	160,000	146,422
Mitsubishi UFJ Financial Group, Inc, 3.85%, 3/1/2026	300,000	315,224
Morgan Stanley:
2.5%, 4/21/2021	310,000	310,586
Series F, 5.625%, 9/23/2019	1,000,000	1,113,030
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	250,000	261,542
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024	500,000	511,104
Prologis International Funding II SA, 144A, 4.875%, 2/15/2020	750,000	803,823
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,300,000	1,307,654
Regions Bank, 2.25%, 9/14/2018	485,000	487,187
Santander Bank NA, 2.0%, 1/12/2018	500,000	497,984
Santander Holdings U.S.A., Inc., 4.5%, 7/17/2025	120,000	123,826
Santander Issuances SAU, 5.179%, 11/19/2025	400,000	397,460
Scentre Group Trust 1:
144A, (REIT), 2.375%, 4/28/2021	350,000	346,652
144A, (REIT), 3.5%, 2/12/2025	450,000	451,847
Select Income REIT, (REIT), 4.15%, 2/1/2022	470,000	468,562
Skandinaviska Enskilda Banken AB, 2.625%, 3/15/2021	395,000	404,028
Societe Generale SA:
144A, 2.625%, 9/16/2020	625,000	638,380
144A, 6.0%, 10/27/2049	750,000	669,375
Standard Chartered PLC, 144A, 3.05%, 1/15/2021	750,000	758,158
Sumitomo Mitsui Financial Group, Inc., 3.784%, 3/9/2026	395,000	412,806
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019 (b)	235,000	236,386
Svenska Handelsbanken AB, 2.45%, 3/30/2021	340,000	345,980
Swedbank AB, 144A, 2.65%, 3/10/2021	315,000	321,311
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	250,000	248,162
Synchrony Financial, 2.6%, 1/15/2019	300,000	302,173
The Huntington National Bank, 2.2%, 11/6/2018	250,000	251,874
Trinity Acquisition PLC:
3.5%, 9/15/2021	155,000	158,162
6.125%, 8/15/2043	200,000	215,452
UBS AG, 1.375%, 6/1/2017	340,000	339,694
Visa, Inc.:
3.15%, 12/14/2025	355,000	372,195
4.3%, 12/14/2045	210,000	230,787
Wells Fargo & Co.:
3.0%, 4/22/2026	340,000	339,152
4.9%, 11/17/2045	250,000	270,316
		32,581,721
Health Care 2.0%
AbbVie, Inc.:
4.5%, 5/14/2035	120,000	124,826
4.7%, 5/14/2045	270,000	286,760
Actavis Funding SCS:
3.0%, 3/12/2020	330,000	337,075
4.75%, 3/15/2045	240,000	242,767
Actavis, Inc., 3.25%, 10/1/2022	353,000	357,349
AstraZeneca PLC:
3.375%, 11/16/2025	440,000	458,482
4.375%, 11/16/2045	195,000	211,128
Celgene Corp.:
3.875%, 8/15/2025	355,000	374,002
5.0%, 8/15/2045	105,000	115,311
Gilead Sciences, Inc., 4.75%, 3/1/2046	175,000	194,119
Johnson & Johnson, 3.7%, 3/1/2046	225,000	238,968
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/2036	600,000	716,602
Zoetis, Inc., 4.5%, 11/13/2025	305,000	325,287
		3,982,676
Industrials 0.7%
BMW U.S. Capital LLC, 144A, 2.0%, 4/11/2021	265,000	266,247
FedEx Corp., 4.55%, 4/1/2046	230,000	244,953
Molex Electronic Technologies LLC, 144A, 2.878%, 4/15/2020	335,000	334,327
Penske Truck Leasing Co., LP, 144A, 3.3%, 4/1/2021	470,000	475,022
		1,320,549
Information Technology 1.8%
Alibaba Group Holding Ltd.:
3.125%, 11/28/2021	114,000	115,786
3.6%, 11/28/2024	334,000	337,962
Apple, Inc.:
3.25%, 2/23/2026	395,000	413,235
3.45%, 2/9/2045	200,000	182,242
eBay, Inc., 3.8%, 3/9/2022	301,000	314,740
Expedia, Inc., 144A, 5.0%, 2/15/2026	190,000	193,060
Fidelity National Information Services, Inc., 3.625%, 10/15/2020	447,000	467,672
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020	315,000	326,741
144A, 4.9%, 10/15/2025 (a)	275,000	285,422
HP, Inc., 6.0%, 9/15/2041	220,000	207,018
KLA-Tencor Corp., 4.65%, 11/1/2024 (a)	150,000	156,611
Lam Research Corp., 2.75%, 3/15/2020	340,000	340,875
Seagate HDD Cayman, 5.75%, 12/1/2034	470,000	314,862
		3,656,226
Materials 0.4%
Corporacion Nacional del Cobre de Chile, REG S, 7.5%, 1/15/2019	200,000	228,447
Solvay Finance America LLC:
144A, 3.4%, 12/3/2020	255,000	263,973
144A, 4.45%, 12/3/2025	340,000	353,915
		846,335
Telecommunication Services 2.0%
AT&T, Inc.:
2.45%, 6/30/2020	330,000	335,167
2.625%, 12/1/2022	500,000	496,299
3.4%, 5/15/2025	200,000	203,308
3.8%, 3/15/2022	550,000	582,557
4.125%, 2/17/2026	330,000	354,086
4.75%, 5/15/2046	200,000	201,524
5.65%, 2/15/2047	260,000	292,902
Crown Castle Towers LLC, 144A, 3.222%, 5/15/2022	240,000	243,994
Verizon Communications, Inc.:
3.5%, 11/1/2024 (a)	420,000	437,831
4.272%, 1/15/2036	600,000	603,337
4.672%, 3/15/2055	75,000	72,531
5.012%, 8/21/2054	100,000	102,704
		3,926,240
Utilities 0.4%
Electricite de France SA:
144A, 4.75%, 10/13/2035	175,000	182,672
144A, 4.875%, 1/22/2044	250,000	265,586
Exelon Corp., 144A, 5.1%, 6/15/2045	270,000	305,918
		754,176
Total Corporate Bonds (Cost $63,727,517)		64,270,716

Mortgage-Backed Securities Pass-Throughs 21.7%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 7/1/2045	5,269,067	5,578,867
4.5%, 12/1/2040	1,370,622	1,497,203
5.0%, 12/1/2040	265,914	292,244
5.5%, 6/1/2039	168,584	188,943
6.0%, 11/1/2038	671,227	768,770
7.5%, 2/1/2035	363,334	431,755
Federal National Mortgage Association:
3.0%, with various maturities from 12/1/2042 until 2/1/2043 (b)	9,289,692	9,533,020
3.5%, with various maturities from 11/1/2042 until 7/1/2045 (b)	11,711,942	12,292,800
4.0%, 11/1/2045	1,953,855	2,097,087
4.5%, 11/1/2043	992,619	1,084,865
5.0%, with various maturities from 12/1/2039 until 11/1/2041	3,218,137	3,605,754
5.5%, with various maturities from 2/1/2031 until 2/1/2042	1,949,527	2,193,892
6.5%, with various maturities from 5/1/2023 until 4/1/2037	492,571	568,911
Government National Mortgage Association:
3.0%, with various maturities from 7/15/2042 until 8/15/2042	1,438,511	1,489,545
4.5%, 7/15/2040	231,699	257,156
5.5%, 6/15/2038	218,874	251,145
6.5%, with various maturities from 12/15/2023 until 7/15/2039	974,555	1,152,638
Total Mortgage-Backed Securities Pass-Throughs (Cost $42,860,503)		43,284,595

Asset-Backed 6.6%
Automobile Receivables 1.4%
AmeriCredit Automobile Receivables Trust, "C", Series 2016-2, 2.87%, 11/8/2021	500,000	501,170
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021	1,000,000	981,764
CPS Auto Receivables Trust, "D", Series 2012-A, 144A, 8.59%, 6/17/2019	12,209	12,299
SunTrust Auto Receivables Trust, "C", Series 2015-1A, 144A, 2.5%, 4/15/2021	1,200,000	1,221,297
		2,716,530
Miscellaneous 5.2%
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042	1,475,313	1,520,015
Dryden XXXI Senior Loan Fund, "C", Series 2014-31A, 144A, 3.471%*, 4/18/2026	2,000,000	1,937,956
Magnetite CLO Ltd., "A2A", Series 2012-7A, 144A, 2.872%*, 1/15/2025	2,000,000	2,000,460
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055	214,086	212,687
SBA Tower Trust, "C", Series 2014-1A, 144A, 2.898%, 10/15/2044	330,000	331,109
Voya CLO Ltd.:
"A2", Series 2013-1A, 144A, 2.422%*, 4/15/2024	2,000,000	1,938,660
"A2", Series 2012-4A, 144A, 2.872%*, 10/15/2023	2,500,000	2,498,983
		10,439,870
Total Asset-Backed (Cost $13,241,353)		13,156,400

Commercial Mortgage-Backed Securities 6.7%
CGBAM Commercial Mortgage Trust, "A", Series 2015-SMRT, 144A, 2.808%, 4/10/2028	1,000,000	1,024,431
Commercial Mortgage Trust, "AM", Series 2007-C9, 5.65%, 12/10/2049	500,000	517,667
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048	1,000,000	1,079,017
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K053, Interest Only, 1.031%, 12/25/2025	6,748,208	460,556
GS Mortgage Securities Trust:
"A4", Series 2014-GC22, 3.587%, 6/10/2047	1,000,000	1,067,594
"AAB", Series 2014-GC18, 3.648%, 1/10/2047	170,000	181,199
Hilton U.S.A. Trust, "CFX", Series 2013-HLT, 144A, 3.714%, 11/5/2030	2,000,000	2,007,565
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2015-C31, 3.801%, 8/15/2048	1,680,000	1,812,971
Morgan Stanley Re-REMIC Trust, "A4B", Series 2010-GG10, 144A, 5.987%*, 8/15/2045	410,000	419,424
Wells Fargo Commercial Mortgage Trust:
"A5", Series 2015-LC20, 3.184%, 4/15/2050	1,000,000	1,031,935
"A4", Series 2015-C27, 3.19%, 2/15/2048	1,670,000	1,729,056
"A4", Series 2015-SG1, 3.789%, 12/15/2047	1,500,000	1,614,452
"B", Series 2016-C33, 4.506%, 3/15/2059	500,000	535,219
Total Commercial Mortgage-Backed Securities (Cost $13,263,995)		13,481,086

Collateralized Mortgage Obligations 10.2%
Fannie Mae Connecticut Avenue Securities:
"1M1", Series 2016-C03, 2.439%*, 10/25/2028	529,412	532,510
"1M1", Series 2016-C02, 2.585%*, 9/25/2028	1,251,979	1,263,761
Federal Home Loan Mortgage Corp.:
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	220,403	10,245
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	601,695	36,320
"DA", Series 4552, 3.5%, 1/15/2043	1,940,729	2,028,078
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	126,564	2,075
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	1,310,386	175,224
"UA", Series 4298, 4.0%, 2/15/2054	760,539	776,759
"6", Series 233, Interest Only, 4.5%, 8/15/2035	455,832	73,046
"C32", Series 303, Interest Only, 4.5%, 12/15/2042	3,701,625	766,871
"C31", Series 303, Interest Only, 4.5%, 12/15/2042	4,701,947	885,124
"MS", Series 3055, Interest Only, 6.167%**, 10/15/2035	1,831,456	362,585
"SP", Series 4047, Interest Only, 6.217%**, 12/15/2037	1,255,244	154,364
"SG", Series 3859, Interest Only, 6.267%**, 11/15/2039	2,157,823	173,398
Federal National Mortgage Association:
"PZ", Series 2016-9, 3.5%, 3/25/2046	2,816,357	2,921,110
"4", Series 406, Interest Only, 4.0%, 9/25/2040	925,018	157,567
"PZ", Series 2010-129, 4.5%, 11/25/2040	1,893,257	2,040,387
"KZ", Series 2010-134, 4.5%, 12/25/2040	785,275	842,684
"SD", Series 2003-129, Interest Only, 6.561%**, 1/25/2024	1,732,075	220,064
"YI", Series 2008-36, Interest Only, 6.761%**, 7/25/2036	3,251,939	654,223
"SN", Series 2003-7, Interest Only, 7.311%**, 2/25/2033	2,466,200	495,550
"S", Series 2003-2, Interest Only, 7.311%**, 2/25/2033	1,677,016	337,124
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2014-DN4, 4.983%*, 10/25/2024	720,000	741,807
Government National Mortgage Association:
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	8,926,529	815,933
"GC", Series 2010-101, 4.0%, 8/20/2040	1,000,000	1,114,875
"ME", Series 2014-4, 4.0%, 1/16/2044	1,000,000	1,116,644
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	642,824	71,019
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	786,367	109,285
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	565,048	81,875
"PZ", Series 2010-106, 4.75%, 8/20/2040	709,241	768,621
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039	1,020,428	109,251
"SB", Series 2014-81, 14.664%*, 6/20/2044	159,029	219,285
Wells Fargo Mortgage Backed Securities Trust, "1A2", Series 2003-L, 2.636%*, 11/25/2033	395,404	395,066
Total Collateralized Mortgage Obligations (Cost $20,819,479)		20,452,730

Government & Agency Obligations 24.9%
U.S. Government Sponsored Agency 1.1%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,245,879
U.S. Treasury Obligations 23.8%
U.S. Treasury Bills:
0.345%***, 8/11/2016 (c)	125,000	124,915
0.42%***, 6/2/2016 (c)	955,000	954,878
U.S. Treasury Bonds:
Zero Coupon, 8/15/2042	1,325,000	642,886
3.0%, 11/15/2045	1,614,000	1,727,106
3.125%, 8/15/2044	1,837,000	2,015,031
3.5%, 2/15/2039	3,600,000	4,250,531
3.75%, 11/15/2043	8,725,000	10,744,017
U.S. Treasury Notes:
1.0%, 8/31/2016 (d)	2,500,000	2,505,192
1.0%, 9/30/2016	750,000	751,846
1.625%, 12/31/2019	500,000	509,766
1.625%, 2/15/2026 (a)	1,670,000	1,641,036
1.75%, 12/31/2020	3,250,000	3,321,854
2.25%, 11/15/2024	2,460,000	2,558,112
2.75%, 11/15/2023	5,350,000	5,775,281
2.75%, 2/15/2024	9,150,000	9,876,281
		47,398,732
Total Government & Agency Obligations (Cost $45,978,620)		49,644,611

Municipal Bonds and Notes 1.2%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	1,426,437	1,455,265
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	750,000	1,033,222
Total Municipal Bonds and Notes (Cost $2,176,437)		2,488,487

	Shares	Value ($)

Securities Lending Collateral 3.8%
Daily Assets Fund "Capital Shares", 0.49% (e) (f) (Cost $7,500,620)	7,500,620	7,500,620

Cash Equivalents 4.1%
Central Cash Management Fund, 0.37% (e) (Cost $8,116,419)	8,116,419	8,116,419

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $217,684,943)†	111.4	222,395,664
Other Assets and Liabilities, Net	(11.4)	(22,743,809)
Net Assets	100.0	199,651,855

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2016.

** These securities are shown at their current rate as of April 30, 2016.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $217,646,936. At April 30, 2016, net unrealized appreciation for all securities based on tax cost was $4,748,728. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,448,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,699,832.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2016 amounted to $7,304,579, which is 3.7% of net assets.

(b) When-issued or delayed delivery security included.

(c) At April 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At April 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S Treasury Note	USD	6/21/2016	66	8,584,125	(61,714)
5 Year U.S Treasury Note	USD	6/30/2016	80	9,673,125	(33,911)
Total unrealized depreciation					(95,625)

Currency Abbreviation
USD United States Dollar

At April 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/17/2035	7,400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(1,133,962)	(988,760)
12/16/2015 9/16/2025	19,700,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(1,907,588)	(1,805,646)
12/16/2015 9/18/2017	28,300,000	Floating — 3-Month LIBOR	Fixed — 1.557%	428,892	446,409
3/16/2016 3/16/2046	2,300,000	Fixed — 2.75%	Floating — 3-Month LIBOR	(299,879)	(228,110)
Total net unrealized depreciation					(2,576,107)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2016 is 0.64%.

For information on the Fund's policy and additional disclosures regarding futures contracts, options contracts and interest rate swap contracts please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$ —	$ 64,270,716	$ —	$ 64,270,716
Mortgage-Backed Securities Pass-Throughs	—	43,284,595	—	43,284,595
Asset-Backed	—	13,156,400	—	13,156,400
Commercial Mortgage-Backed Securities	—	13,481,086	—	13,481,086
Collateralized Mortgage Obligations	—	20,452,730	—	20,452,730
Government & Agency Obligations	—	49,644,611	—	49,644,611
Municipal Bonds and Notes	—	2,488,487	—	2,488,487
Short-Term Investments (g)	15,617,039	—	—	15,617,039
Derivatives (h)
Interest Rate Swap Contracts	—	446,409	—	446,409
Total	$ 15,617,039	$ 207,225,034	$ —	$ 222,842,073
Liabilities	Level 1	Level 2	Level 3	Level 2

Derivatives (h)
Futures Contracts	$ (95,625)	$ —	$ —	$ (95,625)
Interest Rate Swap Contracts	—	(3,022,516)	—	(3,022,516)
Total	$ (95,625)	$ (3,022,516)	$ —	$ (3,118,141)

There have been no transfers between fair value measurement levels during the period ended April 30, 2016.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on futures contracts, interest rate swap contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $202,067,904) — including $7,304,579 of securities loaned	$ 206,778,625
Investment in Daily Assets Fund (cost $7,500,620)*	7,500,620
Investment in Central Cash Management Fund (cost $8,116,419)	8,116,419
Total investments in securities, at value (cost $217,684,943)	222,395,664
Cash	10,000
Receivable for investments sold	230,799
Receivable for investments sold — when-issued security	8,216,396
Receivable for Fund shares sold	553,300
Interest receivable	1,317,319
Receivable for variation margin on futures contracts	14,718
Foreign taxes recoverable	682
Other assets	35,815
Total assets	232,774,693
Liabilities
Payable upon return of securities loaned	7,500,620
Payable for investments purchased — when-issued securities	25,089,307
Payable for Fund shares redeemed	52,106
Payable for variation margin on centrally cleared swaps	139,194
Distributions payable	39,351
Accrued management fee	43,422
Accrued Trustees' fees	2,526
Other accrued expenses and payables	256,312
Total liabilities	33,122,838
Net assets, at value	$ 199,651,855

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	22,694
Net unrealized appreciation (depreciation) on: Investments	4,710,721
Swap contracts	(2,576,107)
Futures	(95,625)
Accumulated net realized gain (loss)	(252,871,599)
Paid-in capital	450,461,771
Net assets, at value	$ 199,651,855
Net Asset Value
Class A Net Asset Value and redemption price per share ($75,586,934 ÷ 7,565,848 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.99
Maximum offering price per share (100 ÷ 95.50 of $9.99)	$ 10.46

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,540,715 ÷ 1,055,100 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.99
Class R Net Asset Value, offering and redemption price per share ($219,702 ÷ 21,875 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.04
Class S Net Asset Value, offering and redemption price per share ($42,141,989 ÷ 4,220,934 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.98
Institutional Class Net Asset Value, offering and redemption price per share ($71,162,515 ÷ 7,123,450 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2016 (Unaudited)
Investment Income
Income: Interest	$ 2,984,407
Income distributions — Central Cash Management Fund	19,499
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	11,618
Total income	3,015,524
Expenses: Management fee	389,116
Administration fee	97,279
Services to shareholders	149,869
Distribution and service fees	142,389
Custodian fee	12,406
Professional fees	47,850
Reports to shareholders	25,366
Registration fees	31,494
Trustees' fees and expenses	4,800
Other	12,311
Total expenses before expense reductions	912,880
Expense reductions	(154,406)
Total expenses after expense reductions	758,474
Net investment income	2,257,050
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,099,694
Swap contracts	11,816
Futures	198,849
Written options	775
1,311,134
Change in net unrealized appreciation (depreciation) on: Investments	3,290,532
Swap contracts	(1,640,954)
Futures	(97,703)
Written options	25,863
1,577,738
Net gain (loss)	2,888,872
Net increase (decrease) in net assets resulting from operations	$ 5,145,922

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations: Net investment income	$ 2,257,050	$ 4,594,411
Net realized gain (loss)	1,311,134	123,043
Change in net unrealized appreciation (depreciation)	1,577,738	(2,039,661)
Net increase (decrease) in net assets resulting from operations	5,145,922	2,677,793
Distributions to shareholders from: Net investment income: Class A	(828,499)	(1,642,235)
Class B	(166)*	(2,913)
Class C	(73,245)	(145,344)
Class R	(2,000)	(4,937)
Class S	(479,377)	(1,108,573)
Institutional Class	(846,075)	(1,670,837)
Total distributions	(2,229,362)	(4,574,839)
Fund share transactions: Proceeds from shares sold	34,581,165	32,181,599
Reinvestment of distributions	2,165,785	4,410,806
Payments for shares redeemed	(28,974,014)	(55,731,199)
Net increase (decrease) in net assets from Fund share transactions	7,772,936	(19,138,794)
Increase (decrease) in net assets	10,689,496	(21,035,840)
Net assets at beginning of period	188,962,359	209,998,199
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $22,694 and $4,994, respectively)	$ 199,651,855	$ 188,962,359

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65	$ 9.45
Income (loss) from investment operations: Net investment income[a]	.11	.22	.26	.26	.23	.24
Net realized and unrealized gain (loss)	.14	(.09)[e]	.18	(.37)	.47	.20
Total from investment operations	.25	.13	.44	(.11)	.70	.44
Less distributions from: Net investment income	(.11)	(.22)	(.25)	(.26)	(.23)	(.24)
Net asset value, end of period	$ 9.99	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Total Return (%)[b,c]	2.54**	1.27[e]	4.57	(1.07)	7.36	4.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	69	79	135	164	173
Ratio of expenses before expense reductions (%)	1.08*	1.07	1.06	1.04	1.00	1.06
Ratio of expenses after expense reductions (%)	.86*	.87	.89	.89	.95	.95
Ratio of net investment income (%)	2.24*	2.19	2.59	2.63	2.35	2.50
Portfolio turnover rate (%)	131**	318	302[d]	241[d]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[e] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.62% lower for the period ended October 31, 2015.

* Annualized

** Not annualized

Class C	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65	$ 9.45
Income (loss) from investment operations: Net investment income[a]	.07	.14	.18	.18	.16	.17
Net realized and unrealized gain (loss)	.14	(.09)[e]	.19	(.36)	.47	.20
Total from investment operations	.21	.05	.37	(.18)	.63	.37
Less distributions from: Net investment income	(.07)	(.14)	(.18)	(.19)	(.16)	(.17)
Net asset value, end of period	$ 9.99	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Total Return (%)[b,c]	2.16**	.51[e]	3.80	(1.82)	6.57	3.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	10	12	21	18
Ratio of expenses before expense reductions (%)	1.78*	1.80	1.76	1.72	1.71	1.73
Ratio of expenses after expense reductions (%)	1.61*	1.62	1.64	1.64	1.70	1.70
Ratio of net investment income (%)	1.49*	1.44	1.82	1.83	1.61	1.75
Portfolio turnover rate (%)	131**	318	302[d]	241[d]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[e] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.51% lower for the period ended October 31, 2015.

* Annualized

** Not annualized

Class R	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 9.99	$ 9.81	$ 10.17	$ 9.70	$ 9.50
Income (loss) from investment operations: Net investment income[a]	.10	.19	.23	.23	.21	.21
Net realized and unrealized gain (loss)	.14	(.09)[d]	.18	(.35)	.47	.21
Total from investment operations	.24	.10	.41	(.12)	.68	.42
Less distributions from: Net investment income	(.10)	(.19)	(.23)	(.24)	(.21)	(.22)
Net asset value, end of period	$ 10.04	$ 9.90	$ 9.99	$ 9.81	$ 10.17	$ 9.70
Total Return (%)[b]	2.40**	1.01[d]	4.19	(1.21)	7.07	4.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.2	.3	1	1	2
Ratio of expenses before expense reductions (%)	1.48*	1.48	1.41	1.37	1.35	1.59
Ratio of expenses after expense reductions (%)	1.11*	1.12	1.14	1.14	1.20	1.19
Ratio of net investment income (%)	1.98*	1.93	2.37	2.31	2.10	2.26
Portfolio turnover rate (%)	131**	318	302[c]	241[c]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.51% lower for the period ended October 31, 2015.

* Annualized

** Not annualized

Class S	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.84	$ 9.93	$ 9.75	$ 10.12	$ 9.64	$ 9.44
Income (loss) from investment operations: Net investment income[a]	.12	.23	.26	.27	.25	.25
Net realized and unrealized gain (loss)	.14	(.09)[d]	.19	(.36)	.48	.20
Total from investment operations	.26	.14	.45	(.09)	.73	.45
Less distributions from: Net investment income	(.12)	(.23)	(.27)	(.28)	(.25)	(.25)
Net asset value, end of period	$ 9.98	$ 9.84	$ 9.93	$ 9.75	$ 10.12	$ 9.64
Total Return (%)	2.62b**	1.32[b,d]	4.75[b]	(.92)[b]	7.69[b]	4.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	43	49	23	30	31
Ratio of expenses before expense reductions (%)	.79*	.81	.75	.77	.74	.78
Ratio of expenses after expense reductions (%)	.71*	.72	.73	.74	.74	.78
Ratio of net investment income (%)	2.39*	2.34	2.64	2.77	2.57	2.67
Portfolio turnover rate (%)	131**	318	302[c]	241[c]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.52% lower for the period ended October 31, 2015.

* Annualized

** Not annualized

Institutional Class	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65	$ 9.45
Income (loss) from investment operations: Net investment income[a]	.12	.24	.28	.29	.26	.26
Net realized and unrealized gain (loss)	.14	(.09)[d]	.18	(.37)	.47	.20
Total from investment operations	.26	.15	.46	(.08)	.73	.46
Less distributions from: Net investment income	(.12)	(.24)	(.27)	(.29)	(.26)	(.26)
Net asset value, end of period	$ 9.99	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Total Return (%)	2.67b**	1.52[b,d]	4.83[b]	(.82)[b]	7.67[b]	4.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	67	71	131	172	141
Ratio of expenses before expense reductions (%)	.75*	.75	.71	.67	.67	.68
Ratio of expenses after expense reductions (%)	.61*	.62	.64	.64	.67	.68
Ratio of net investment income (%)	2.49*	2.44	2.85	2.87	2.64	2.77
Portfolio turnover rate (%)	131**	318	302[c]	241[c]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.61% lower for the period ended October 31, 2015.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Core Fixed Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to an initial sales charge or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended April 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2016, the Fund had securities on loan, which were classified as corporate bonds and government and agency obligations in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements As of April 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Corporate Bonds	$ 5,850,620	$ —	$ —	$ —	$ 5,850,620
Government & Agency Obligations	1,650,000	—	—	—	1,650,000
Total Borrowings	$ 7,500,620	$ —	$ —	$ —	$ 7,500,620
Gross amount of recognized liabilities for securities lending transactions					$ 7,500,620

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $253,613,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $55,400,000 to $57,700,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $8,552,000 to $18,257,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,828,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no purchased or written option contracts as of April 30, 2016. For the six months ended April 30, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $246,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$ 446,409

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (95,625)	$ (3,022,516)	$ (3,118,141)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 775	$ 198,849	$ 11,816	$ 211,440
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) on written options, futures and swap contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 25,863	$ (97,703)	$ (1,640,954)	$ (1,712,794)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, futures and swap contracts, respectively

C. Purchases and Sales of Securities

During the six months ended April 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $238,354,957 and $214,145,031, respectively. Purchases and sales of U.S. Treasury obligations aggregated $31,168,417 and $38,996,854, respectively.

For the six months ended April 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premium
Outstanding, beginning of period	11,600,000	$ 220,400
Options bought back	(11,600,000)	(220,400)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2015 through January 31, 2017 (through February 10, 2016 for Class B shares) the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.86%
Class B	1.61%
Class C	1.61%
Class R	1.11%
Class S	.71%
Institutional Class	.61%

For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 81,631
Class B	237
Class C	8,438
Class R	382
Class S	16,752
Institutional Class	46,966
$ 154,406

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2016, the Administration Fee was $97,279, of which $16,300 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2016
Class A	$ 13,224	$ 7,418
Class B	141	50
Class C	1,418	738
Class R	123	68
Class S	6,878	3,458
Institutional Class	1,456	726
	$ 23,240	$ 12,458

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2016
Class B	$ 87	$ —
Class C	37,407	6,447
Class R	256	45
	$ 37,750	$ 6,492

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2016	Annualized Rate
Class A	$ 91,906	$ 47,633.25%
Class B	29	1.25%
Class C	12,465	6,575.25%
Class R	239	192.23%
	$ 104,639	$ 54,401

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2016, aggregated $1,391.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2016, there was no CDSC for Class B and C shares. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2016, DDI received $1,736 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to Shareholders" aggregated $10,002, of which $6,409 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,010.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2016.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2016, there was one affiliated shareholder account that held approximately 12% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,126,173	$ 20,837,734	1,633,623	$ 16,259,289
Class B	—	—	84	830
Class C	159,543	1,564,959	137,849	1,374,136
Class R	6,270	61,916	3,591	35,975
Class S	542,171	5,336,306	675,612	6,728,935
Institutional Class	689,884	6,780,250	781,769	7,782,434
		$ 34,581,165		$ 32,181,599
Shares issued to shareholders in reinvestment of distributions
Class A	80,410	$ 789,968	157,372	$ 1,564,910
Class B	16*	158*	290	2,891
Class C	6,381	62,708	12,100	120,336
Class R	203	2,000	475	4,749
Class S	48,783	478,797	110,141	1,094,970
Institutional Class	84,742	832,154	163,233	1,622,950
		$ 2,165,785		$ 4,410,806
Shares redeemed
Class A	(1,600,046)	$ (15,734,591)	(2,812,572)	$ (27,924,770)
Class B	(6,944)*	(67,953)*	(34,041)	(339,831)
Class C	(97,945)	(961,542)	(218,418)	(2,170,182)
Class R	(1)	(10)	(22,610)	(225,161)
Class S	(756,644)	(7,433,997)	(1,309,844)	(12,975,165)
Institutional Class	(486,600)	(4,775,921)	(1,216,136)	(12,096,090)
		$ (28,974,014)		$ (55,731,199)
Net increase (decrease)
Class A	606,537	$ 5,893,111	(1,021,577)	$ (10,100,571)
Class B	(6,928)*	(67,795)*	(33,667)	(336,110)
Class C	67,979	666,125	(68,469)	(675,710)
Class R	6,472	63,906	(18,544)	(184,437)
Class S	(165,690)	(1,618,894)	(524,091)	(5,151,260)
Institutional Class	288,026	2,836,483	(271,134)	(2,690,706)
		$ 7,772,936		$ (19,138,794)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2015 to April 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,031.70	$ 1,026.80	$ 1,029.20	$1,031.40	$ 1,033.00
Expenses Paid per $1,000*	$ 4.34	$ 8.11	$ 5.60	$ 3.59	$ 3.08
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,020.59	$ 1,016.86	$ 1,019.34	$ 1,021.33	$ 1,021.83
Expenses Paid per $1,000*	$ 4.32	$ 8.07	$ 5.57	$ 3.57	$ 3.07

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
Deutsche Core Fixed Income Fund	.86%	1.61%	1.11%	.71%	.61%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Fixed Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board noted that from January 3, 2011 to June 2, 2014 Fischer Francis Trees & Watts, Inc. provided portfolio management services to the Fund pursuant to a sub-advisory agreement with DIMA. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXCX	SFXSX	MFINX
CUSIP Number	25155T 775	25155T 791	25155T 403	25155T 825
Fund Number	493	793	2394	593

For shareholders of Class R
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SFXRX
CUSIP Number	25155T 817
Fund Number	1504

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Fixed Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2016